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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-09735 of Silver Diner, Inc. on Form S-3 and in Registration Statements No. 333-18509, No. 333-21841, No. 333-27325, No. 333-59533 and No. 333-59535 of
Silver Diner, Inc. on Forms S-8 of our report dated March 8, 1999, appearing in this Annual Report on Form 10-K of Silver Diner, Inc. for the year ended January 3, 1999.

                                              /s/ Deloitte & Touche LLP
                                              March 31, 1999
                                              Washington, D.C.